Natural Health Trends Announces First Quarter 2009 Results

DALLAS, TX -- (Marketwire - May 14, 2009) - Natural Health Trends Corp. (NASDAQ: BHIP) today announced its financial results for the quarter ended March 31, 2009. The company reported sales of $9.9 million and an operating loss of $808,000 for the quarter.

Chris Sharng, president of Natural Health Trends, said, "In the past year, we have brought costs down significantly and focused on members' productivity in fewer core markets. From the cash flow statement, we can tell that our operational ability to preserve cash in a traditionally lighter-volume quarter has greatly improved year over year. Meanwhile, a number of new products were successfully launched. Along with the progress we have made in resolving legacy legal issues, our strategies are taking some time but are paying off. We believe that we are on track to position Natural Health Trends to grow in markets that we targeted as having incredible potentials."

The company plans to host a conference call at 11:30 a.m. EDT, May 15, 2009. Those who wish to participate may call telephone number (866) 672-2663, or (973) 582-2772 for international callers, 15 minutes before 11:30 a.m. EDT. Callers will need to give the conference identification number, 10178044. If you cannot participate in the call, but wish to hear it, you may log in to the company's homepage at www.naturalhealthtrendscorp.com and click on the conference call 1 1/2 hours after the completion of the call.

About Natural Health Trends Corp.

Natural Health Trends Corp. is an international direct-selling and e-commerce company operating through its subsidiaries throughout Asia, North America, and Europe. The company markets premium quality personal care products under the NHT Global brand. Additional information can be found on the company's website, and management encourages interested parties to register for updated corporate information via email on the company's home page, www.naturalhealthtrendscorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the risks and uncertainties detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed on March 23, 2009, with the Securities and Exchange Commission. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

                         NATURAL HEALTH TRENDS CORP.

                         CONSOLIDATED BALANCE SHEETS
                      (In Thousands, Except Share Data)

                                                    December     March
                                                    31, 2008    31, 2009
                                                  -----------  -----------
                                                               (Unaudited)
                        ASSETS
Current assets:
  Cash and cash equivalents                       $     3,491  $     2,636
  Restricted cash                                         340          390
  Accounts receivable                                      71          102
  Inventories, net                                      2,141        2,057
  Other current assets                                    735          792
                                                  -----------  -----------
Total current assets                                    6,778        5,977
Property and equipment, net                             1,173        1,096
Goodwill                                                1,764        1,764
Intangible assets, net                                  1,800        1,600
Restricted cash                                         3,646        3,268
Other assets                                            1,464        1,169
                                                  -----------  -----------
Total assets                                      $    16,625  $    14,874
                                                  ===========  ===========

       LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
  Accounts payable                                $     1,746  $     2,722
  Income taxes payable                                    187          281
  Accrued distributor commissions                         554          903
  Other accrued expenses                                2,456        2,837
  Deferred revenue                                      2,841        1,098
  Current portion of convertible debentures,
   net of discount of $2,320 and $1,677 at
   December 31, 2008 and March 31, 2009,
   respectively                                         1,534        1,687
  Deferred tax liability                                  351          351
  Other current liabilities                             1,170        1,062
                                                  -----------  -----------
Total liabilities                                      10,839       10,941
Commitments and contingencies
Stockholders’ equity:
  Preferred stock, $0.001 par value; 5,000,000
   shares authorized; 1,761,900 shares
   designated Series A convertible preferred
   stock, 138,400 shares issued and outstanding
   at December 31, 2008 and March 31, 2009,
   aggregate liquidation value of $267                    124          124
  Common stock, $0.001 par value; 50,000,000
   shares authorized; 10,691,582 and 10,728,714
   shares issued and outstanding at December
   31, 2008 and March 31, 2009, respectively               11           11
  Additional paid-in capital                           79,711       79,822
  Accumulated deficit                                 (74,853)     (76,597)
  Accumulated other comprehensive income:
    Foreign currency translation adjustments              759          562
                                                  -----------  -----------
  Total Natural Health Trends stockholders’ equity      5,752        3,922
  Noncontrolling interest                                  34           11
                                                  -----------  -----------
Total stockholders’ equity                              5,786        3,933
                                                  -----------  -----------
Total liabilities and stockholders’ equity        $    16,625  $    14,874
                                                  ===========  ===========

                       NATURAL HEALTH TRENDS CORP.

          CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (In Thousands, Except Per Share Data)

                                              Three Months Ended March 31,
                                              ----------------------------
                                                  2008           2009
                                              -------------  -------------

Net sales                                     $      11,395  $       9,869
Cost of sales                                         3,090          2,797
                                              -------------  -------------
Gross profit                                          8,305          7,072
Operating expenses:
    Distributor commissions                           3,997          3,779
    Selling, general and administrative
     expenses (including stock-based
     compensation expense of $164 and
     $111 during 2008 and 2009, respectively)         4,596          3,771
    Depreciation and amortization                       386            330
    Impairment of long-lived assets                      24              -
                                              -------------  -------------
Total operating expenses                              9,003          7,880
                                              -------------  -------------
Loss from operations                                   (698)          (808)
Other income (expense), net:
    Gain (loss) on foreign exchange                     371             (2)
    Interest income                                      35             14
    Interest expense (including amortization
     of debt issuance costs and accretion of
     debt discount of $362 and $775 during
     2008 and 2009, respectively                       (387)          (866)
    Other                                                 8             11
                                              -------------  -------------
Total other income (expense), net                        27           (843)
                                              -------------  -------------
Loss before income taxes                               (671)        (1,651)
Income tax provision                                    (37)          (114)
                                              -------------  -------------
Net loss                                               (708)        (1,765)
Plus: Net loss attributable to the
 noncontrolling interest                                  -             21
                                              -------------  -------------
Net loss attributable to Natural Health
 Trends                                       $        (708) $      (1,744)
                                              =============  =============

                         NATURAL HEALTH TRENDS CORP.

             CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                               (In Thousands)

                                              Three Months Ended March 31,
                                              ----------------------------
                                                  2008           2009
                                              -------------  -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                      $        (708) $      (1,765)
Adjustments to reconcile net loss to net cash
 used in operating activities:
    Depreciation and amortization of property
     and equipment                                      186            130
    Amortization of intangibles                         200            200
    Amortization of debt issuance costs                  62            132
    Accretion of debt discount                          300            643
    Stock-based compensation                            164            111
    Impairment of long-lived assets                      24              -
Changes in assets and liabilities:
    Accounts receivable                                  50            (34)
    Inventories, net                                    781             31
    Other current assets                               (399)           (61)
    Other assets                                         59             96
    Accounts payable                                   (293)           977
    Income taxes payable                                 18            114
    Accrued distributor commissions                    (374)           362
    Other accrued expenses                             (389)           396
    Deferred revenue                                   (938)        (1,723)
    Other current liabilities                          (127)           (95)
                                              -------------  -------------
Net cash used in operating activities                (1,384)          (486)
                                              -------------  -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                  (6)           (58)
    Decrease in restricted cash                          93            266
                                              -------------  -------------
Net cash provided by investing activities                87            208
                                              -------------  -------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Payments on debt                                      -           (490)
                                              -------------  -------------
Net cash used in financing activities                     -           (490)
                                              -------------  -------------

Effect of exchange rates on cash and cash
 equivalents                                           (328)           (87)
                                              -------------  -------------
Net decrease in cash and cash equivalents            (1,625)          (855)
CASH AND CASH EQUIVALENTS, beginning of
 period                                               6,282          3,491
                                              -------------  -------------
CASH AND CASH EQUIVALENTS, end of period      $       4,657  $       2,636
                                              =============  =============

Contact:

Jean Bono
Natural Health Trends Corp.
investor.relations@nhtglobal.com